Exhibit 10.3

SECURITY AGREEMENT

(Pledge of Investment Property)

THIS SECURITY AGREEMENT is made and entered into as of this 4th day of November, 2020, by and between ADTRAN, INC., a Delaware corporation (“Pledgor”), whose address is 901 Explorer Boulevard, Huntsville, Alabama 35806, and CADENCE BANK, N.A. (“Secured Party”), with banking offices at 2100 Third Avenue North, Suite 1100, Birmingham, Alabama 35203.

W I T N E S S E T H:

WHEREAS, pursuant to the terms and conditions of the Promissory Note dated November 4, 2020, by Pledgor, as “Borrower” thereunder, in favor of Secured Party (as may be renewed, restated, replaced, modified, rearranged, increased, and extended from time to time, the “Note”), Secured Party has made a certain $10,000,000 revolving line of credit (the “Loan”) to the Pledgor as provided for therein; and

WHEREAS, Pledgor has agreed to pledge all of the cash, securities, securities entitlements and investment property from time to time in its US Bank Account Number ____________ (the “Account”) and the proceeds of the Account (the current holdings of the Account as of the latest statement date being described in Exhibit “A” attached hereto) as security for the Loan; and

NOW, THEREFORE, for and in consideration of the premises and the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, Pledgor hereby agrees with Secured Party as follows:

ARTICLE 1

GENERAL TERMS

1.1Terms Defined Above.  As used in this Security Agreement, the terms “Pledgor,” “Loan,” “Secured Party,” and “Account” have the meanings indicated above.

1.2Additional Defined Terms. As used herein, each of the following terms shall have the following meanings:

“Account Cash” shall mean any and all amounts in the Account in the form of cash.

“Code” shall mean the Uniform Commercial Code as presently in effect in the State of Alabama.

“Collateral” shall mean all property, including without limitation, cash or other proceeds, in which Secured Party shall have a security interest pursuant to Section 2.1 of this Security Agreement.

“Default” shall mean any failure of Pledgor to abide by the terms of this Security Agreement or a default under and as defined in the documents and instruments governing the Loans.

“Entitlement Holder” shall have the meaning assigned to such term in Section 7-8-102(a)(7) of the Code.

“Financial Assets” shall have the meaning assigned to such term in Section 7-8-102(a)(9) of the Code.

“Investment Property” shall have the meaning assigned to such term in Section 7-9A-102(a)(49) of the Code.

“Obligations” shall have the meaning indicated in Section 2.2 hereof.

“Pledged Securities” shall mean all Financial Assets in the Account, specifically including but not limited to the securities listed on the Client Statement attached hereto as Exhibit “A”.

“Security Agreement” shall mean this Security Agreement, as it may from time to time be amended or supplemented.

“Security Entitlement” shall have the meaning assigned to such term in Section 7-8-102(a)(17) of the Code.

1.3Terms Defined in Code.  All terms used herein which are defined in the Code shall have the same meaning herein unless the context otherwise requires.

ARTICLE 2

SECURITY INTEREST

2.1Grant of Security Interest.  Pledgor hereby assigns, transfers, and delivers (or causes to be transferred and delivered) to Secured Party and grants to Secured Party a security interest in and a general lien upon all of Pledgor’s right, title and interest in and to the following described property.

(a)The Account;

(b)the Pledged Securities, and all rights comprising any of the foregoing;

(c)All Security Entitlements related or credited to the Pledged Securities and all rights comprising any of the foregoing;

(d)All of Pledgor’s right, title, and interest in and to any Investment Property related to or arising in connection with the Pledged Securities;

(e)Any and all substitutions for, or additions to, the Collateral;

(f)Any and all stock, bonds, mutual funds, government obligations, dividends (other than cash dividends), cash equivalents, or other property, whether certificated or uncertificated, which Pledgor is or may hereafter become entitled to receive on account of the Collateral (or any substitutions therefor or additions thereto); and

(g)The proceeds of any and all property described in subparagraphs (a)-(f) (including, without limitation, cash or cash equivalents received from the sale of the Collateral).

2.2Obligations Secured.  The assignment, transfer, and delivery of the Collateral and the security interest in, general lien upon, and right of set-off against the Collateral is granted to secure (a) the payment and performance by the Pledgor of the Loan and its other obligations under and with respect to the Note, and (b) the payment and performance by Pledgor of Pledgor’s obligations under this Security Agreement (obligations referred to in clauses (a) and (b) are sometimes collectively referred to herein as the “Obligations”).

2.3Release of Securities to Pledgor.  The Secured Party agrees that, upon the repayment in full of the Note and the expiration of any time period during which such payment could be rescinded or set aside under any bankruptcy or other applicable law, and provided that no Event of Default has then occurred and is continuing, the Secured Party shall release the liens and security interests granted herein in the Pledged Securities and other Collateral at the request and expense of Pledgor, without recourse or warranty.  Notwithstanding anything in this Agreement to the contrary other than section 4.1(l), trades, withdrawals, transfers, etc., are permitted on the Account as long as they comply with the terms and conditions governing the Account.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

3.1Representations and Warranties.  In order to induce Secured Party to accept this Security Agreement, Pledgor represents and warrants to Secured Party that:

(a)At all times, the Pledged Securities shall have been duly authorized, validly issued, and shall be validly outstanding, fully paid, and nonassessable and shall not have been issued in violation of the preemptive rights of any person or entity or of any agreement by which the Pledgor or any issuer of such Collateral is bound;

(b)No information, exhibit, or report furnished by the Pledgor to the Secured Party in connection with the negotiation of this Security Agreement contained or contains any material misstatement of fact, or omitted to state a material fact or any fact necessary to make the statements contained herein not misleading;

(c)Except for the security interest in favor of the Secured Party, the Pledgor owns and shall own good and marketable title to the Collateral free and clear of any other security interests, pledges, encumbrances, liens, adverse claims, or options, and the Pledgor has full right, power, and authority to sell, convey, transfer, assign, pledge, grant a security interest in, and deliver the Pledged Securities and the other Collateral to the Secured Party in the manner provided herein;

(d)This Security Agreement creates a valid and binding first-priority security interest in the Collateral and constitutes the legal, valid, and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms;

(e)The Pledgor is not engaged principally, or as one of its important activities, in the business of extending or obtaining credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T, U, or X (or any successor regulation thereto) of the Board of Governors of the Federal Reserve System).  No part of the proceeds of any extension of credit under the documents and instruments governing the Loan have been or will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock.  No transaction contemplated by and described in this Security Agreement is in violation of any regulations promulgated by the Board of Governors of the Federal Reserve System, including, without limitation, Regulations T, U, or X (or any successor regulation thereto);

(f)At all times, the Pledged Securities shall have been properly issued, drawn, made and/or accepted and shall be genuine; the issuer, drawer, maker, and/or acceptor thereof shall have no defenses (including, without limitation, defenses of any party which would be available in an action on a simple contract and the defenses of want or failure of consideration, non-performance of any condition precedent, non-delivery, or delivery for a special purpose), right of set-off or claims to the Pledged Securities; Pledgor’s transfer of the Pledged Securities to Secured Party as provided herein is effective and rightful; Pledgor does not know of any fact which might impair the validity of the Pledged Securities; and

(g)(i) The execution and delivery by Pledgor of this Security Agreement does not cause Pledgor to become insolvent or unable to pay Pledgor’s debts as they become due, and (ii) the execution and delivery of this Security Agreement by Pledgor has benefitted, and does benefit, Pledgor, directly and indirectly, in an amount in excess of the value of the Obligations.

ARTICLE 4

COVENANTS AND AGREEMENTS

4.1Covenants and Agreements.  A deviation from the provisions of this Article 4 shall not constitute a Default under this Security Agreement if such deviation is consented to in writing by Secured Party.  Without the prior written consent of Secured Party, Pledgor will at all times comply with the following covenants from the date hereof and for so long as any part of the Obligations are outstanding:

(a)The Pledgor will pay, prior to delinquency, all taxes, charges, liens, and assessments against the Collateral and the Pledged Securities, including, without limitation, any federal income tax liability arising from any dividends or distributions paid with regard to any of the Pledged Securities;

(b)The Pledgor shall provide, or cause to be provided, to the Secured Party all now or hereafter existing certificates directly evidencing the Pledged Securities;

(c)After the occurrence of a Default, any and all

(i)dividends paid or payable, other than in cash, and all instruments and other property received, receivable, or otherwise distributed in respect of or in exchange for any Collateral or Pledged Securities,

(ii)dividends and other distributions paid or payable in cash in respect of any Collateral or Pledged Securities in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus, or paid-in surplus, and

(iii)cash paid, payable, or otherwise distributed in respect of principal of, in redemption of, or in exchange for any Collateral or Pledged Securities,

shall be forthwith delivered to the Secured Party and, if received by the Pledgor, be received in trust for the benefit of the Secured Party, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to the Secured Party in the same form as so received (with any necessary endorsement);

(d)Pledgor will not pledge, mortgage, otherwise encumber, create, or suffer a lien or security interest to exist in any of the Collateral (other than in favor of Secured Party) or sell, assign, exchange, margin, or otherwise transfer any of the Collateral to or in favor of any person or entity other than Secured Party.  Pledgor will not file or permit to be filed or recorded any financing statement or other security instrument with respect to the Collateral other than in favor of Secured Party;

(e)Pledgor agrees to pay prior to delinquency all taxes, charges, liens, security interests, and assessments against the Collateral and, upon the failure of Pledgor to do so, Secured Party at its option may pay any of them and will be the sole judge of the legality or validity thereof and of the amount necessary to discharge the same;

(f)Secured Party shall be deemed to have possession of any of the Collateral in transit to it;

(g)Pledgor will sign, execute, deliver, and file, alone or with Secured Party, any financing statements, security agreements, or other documents or procure any instruments or documents as may be requested by Secured Party from time to time to confirm, perfect, and preserve the security interests intended to be granted hereby, and in addition, Pledgor hereby authorizes Secured Party to execute and deliver on behalf of Pledgor and to file such financing statements, security agreements, agreement with Broker, and other documents without the signature of Pledgor either in Secured Party’s name or in the name of Pledgor and as agent and attorney-in-fact for Pledgor.  Pledgor will do all such additional and further acts or things, give such assurances, and execute such documents or instruments as Secured Party requires to vest more completely in and assure to Secured Party its rights under this Security Agreement;

(h)At the option of Secured Party, a carbon, photographic, or other reproduction of this Security Agreement or of a financing statement covering the Collateral will be sufficient as a financing statement and may be filed as a financing statement;

(i)Pledgor will transmit to Secured Party promptly all information that Pledgor may have or receive (i) with respect to the Collateral and (ii) with respect to issuers or obligors in respect of the Collateral which might in any way affect the value of the Collateral or Secured Party’s rights or remedies with respect thereto.  Further, Pledgor will cause monthly reports and account statements, in form satisfactory to Secured Party, relating to the Account and the value of the Collateral contained or held therein to be sent by Investment Advisor to Secured Party in a manner acceptable to Secured Party;

(j)Pledgor agrees to pay to Secured Party at Secured Party’s banking quarters, all reasonable advances, charges, costs and expenses (including reasonable attorneys’ fees and legal expenses) incurred by Secured Party in connection with confirming, perfecting, and preserving the security interest created under this Security Agreement, in connection with protecting Secured Party against the claims or interests of any person or entity against the Collateral, and in exercising any right, power or remedy conferred by this Security Agreement or by law or in equity (including, but not limited to, reasonable attorneys’ fees and legal expenses incurred by Secured Party in the collection of instruments deposited with or purchased by Secured Party and amounts incurred in connection with the operation, maintenance or foreclosure of any or all of the Collateral).  The amount of all such advances, charges, costs and expenses will be due and payable by Pledgor to Secured Party upon demand, together with interest thereon at the highest rate permitted to be charged under applicable law; and

(k)THE FORECLOSURE, RESALE, OR LIQUIDATION OF THE PLEDGED SECURITIES BY SECURED PARTY WILL NOT REQUIRE REGISTRATION UNDER ANY STATE OR FEDERAL SECURITIES LAWS.  TO THE EXTENT THAT SUCH SECURITIES LAWS NOW OR HEREAFTER APPLY TO THE PLEDGED SECURITIES, PLEDGOR WILL INDEMNIFY AND REIMBURSE SECURED PARTY FOR ALL OF ITS COSTS AND EXPENSES RELATING TO THE REGISTRATION OF THE SHARES AND THE COMPLIANCE BY SECURED PARTY WITH ALL APPLICABLE LAWS AND REGULATIONS.

ARTICLE 5

RIGHTS, REMEDIES AND DEFAULT

5.1Default Remedies.  Upon the happening and during the continuance of any Default, Secured Party may then:

(a)Receive, endorse, collect by legal proceedings or otherwise, and demand payment directly from the makers, drawers, acceptors, issuers and/or obligors of the Collateral and receipt for all sums and amounts now or hereafter payable on or with respect to the Collateral (including, without limitation, notifying Broker to make all payments relating to the Collateral directly to Secured Party, without the necessity of joinder by Pledgor); provided that all such sums so paid to and received by Secured Party shall be applied on the Obligations as provided herein;

(b)From time to time extend the time of payment, arrange for payment in installation or otherwise modify the terms of or enter into any other agreement in any way relating to or affecting the Collateral, and in connection therewith may deposit or surrender control of any security held therefor, accept other property in exchange for any security held therefor and take such action as it may deem proper, and any money or property received in exchange for any security held therefor shall be applied on the Obligations or thereafter held by Secured Party pursuant to the provisions hereof;

(c)Make any compromise or settlement Secured Party deems desirable with respect to the Collateral;

(d)	Insure, process, and preserve the Collateral

(e)Demand, sue for, or receive any money or property at any time payable or receivable on account of or in exchange for Collateral;

(f)Transfer equitable and legal title to the Account to Secured Party (without the necessity of consent thereto by Pledgor), and/or register in the name of Secured Party any of the Pledged Securities and other Collateral and whether or not the Pledged Securities constituting a part of the Collateral are so transferred or registered to exchange any of the Pledged Securities for other property upon reorganization, recapitalization or other readjustment and in connection therewith to deposit any of the Pledged Securities with any committee or depository upon such terms as Secured Party may determine; all without notice and without liability except to account for property actually received by Secured Party; and

(g)In its discretion, sell for cash and assign and deliver all or any part of the Collateral then covered by this Security Agreement in a commercially reasonable manner at public or private sale without notice or advertisement other than as required under the Code, or may cause all or any part of the Collateral to be sold at judicial sale after judgment in any court of competent jurisdiction, and may bid and become purchaser at any such public sale or judicial sale.  If notice to Pledgor is required by the Code of public or private sale of all or any part of the Collateral, the Secured Party may give written notice five (5) days prior to the date of the public sale of all or any part of the Collateral or prior to the date after which private sale of all or any part of the Collateral will be made, by mailing such notice to Pledgor as provided in Section 6.8 of this Security Agreement (it being agreed and stipulated that all of the Pledged Securities constituting a part of the Collateral currently may be sold on a recognized market or redeemed by the issuer thereof upon request).  For this purpose, in addition to the security interests granted in this Security Agreement and irrespective of the validity and continuing effectiveness of such security interests, Pledgor hereby designates and appoints the Secured Party his true and lawful attorney and agent to sell, or cause to be sold, any or all of the Collateral provided by such Pledgor and apply the proceeds of such sale in accordance with the provisions of this Security Agreement and the Code.  Pledgor agrees that such designation of authority is coupled with an interest and until termination of this Security Agreement shall be irrevocable.  The proceeds of sale of all or any part of the Collateral, either in respect of the security interests granted by this Security Agreement, or of the power of attorney hereinabove granted, shall be utilized first to pay costs and expenses of such sale, including, without limitation, attorneys’ fees, and the entire remainder of such proceeds shall be applied against the unpaid Obligations.  Any excess after the payment of all Obligations shall be allocated to Pledgor.

5.2Voting Rights, Dividends, Etc. After Default.  Upon the occurrence and during the continuance of a Default:

(a)at the option of the Secured Party, with notice to the Pledgor, all rights of the Pledgor to exercise the voting and other consensual rights which he would otherwise be entitled to exercise pursuant to and with respect to the Pledged Securities, shall be transferred to and vested in the Secured Party, who shall thereupon have the sole right to exercise such voting and other consensual rights; and

(b)all dividends relating to the Pledged Securities which are received by the Pledgor after the occurrence of a Default shall be received in trust for the benefit of the Secured Party, shall be segregated from other funds of the Pledgor, and shall be forthwith paid over to the Secured Party as Collateral in the same form as so received (with any necessary endorsement).

5.3Proceeds.  After the happening of a Default, the proceeds of any sale or other disposition of the Collateral and all sums received or collected by Secured Party from or on account of the Collateral shall be applied by Secured Party in the manner set forth in § 7-9A-615 of the Code (all such proceeds applied to the Obligations shall, subject to the Code, be applied in a manner determined by Secured Party, exercising its sole discretion).

5.4Secured Party’s Duties.  The powers conferred upon Secured Party by this Security Agreement are solely to protect its interest in the Collateral and shall not impose any duty upon Secured Party to exercise any such powers.  Secured Party shall be under no duty whatsoever to make or give any presentment, demand for performance, notice of non-performance, protest, notice of protest, notice of dishonor, or other notice or demand in connection with any Collateral or the Obligations, or to take any steps necessary to preserve any rights against prior parties.  Secured Party shall not be liable for failure to collect or realize upon any or all of the Obligations or Collateral, or for any delay in so doing, nor shall Secured Party be under any duty to take any action whatsoever with regard thereto.  The Secured Party’s duty with reference to the Collateral (and only to the extent it is in possession of Secured Party) shall be solely to use reasonable care in the custody and preservation of Collateral in the Secured Party’s possession.  The Secured Party need not take any steps to keep the Collateral identifiable and under no circumstance whatsoever is Secured Party required to sell, or cause to be sold, or consent to any request to sell, exchange, or liquidate any of the Collateral in the event the value of any such Collateral has declined or is anticipated to decline in the future.  THE SECURED PARTY SHALL NOT BE RESPONSIBLE IN ANY WAY FOR ANY DEPRECIATION IN THE VALUE OF THE COLLATERAL, NOR SHALL THE SECURED PARTY BE UNDER ANY DUTY TO SELL OR DISPOSE OF THE COLLATERAL, OR ALLOW THE COLLATERAL TO BE SOLD OR DISPOSED OF BY ANY PARTY OTHER THAN PLEDGOR IN THE EVENT THAT THE COLLATERAL IS PROJECTED TO, OR DOES, DECLINE IN VALUE.  Secured Party shall have no duty to comply with any recording, filing, or other legal requirements necessary to establish or maintain the validity, priority or enforceability of, or Secured Party’s rights in or to, any of the Collateral.

5.6Secured Party’s Actions.  Pledgor waives any rights to require Secured Party to proceed against any person or entity, exhaust any Collateral or pursue any other remedy in Secured Party’s power; waives any and all notice of acceptance of this Security Agreement or of creation, modification, renewal or extension for any period of any of the Obligations from time to time; and waives any defense arising by reason of any disability or other defense of any other person to entity.  All dealings between Pledgor and Secured Party, whether or not resulting in the creation of Obligations, shall conclusively be presumed to have been had or consummated in reliance upon this Security Agreement.  Pledgor authorizes Secured Party, without notice or demand and without any reservation of rights against Pledgor and without affecting Pledgor’s liability hereunder or on the Obligations, from time to time, to (a) take and hold any other property as collateral, other than the Collateral, for any or all of the Obligations, and exchange, enforce, waive and release any or all of the Collateral or such other property; (b) apply the Collateral or such other property and direct the order or manner of sale thereof as Secured Party in its discretion may determine; (c) renew, extend for any period, accelerate, modify, amend, or supplement any of the provisions of any of the instruments and agreements now or hereafter securing or otherwise pertaining to any of the Obligations; and (e) release or substitute Pledgor.  It is further agreed by all the parties hereto that:

(i)Demand, notice, protest, and all demands and notices of any action taken (and notices of intent to take any action) by the Secured Party under this Security Agreement, or in connection with the Obligations are hereby waived, and any indulgence of the Secured Party, substitution for, exchange of or release of Collateral, in whole or in part, or addition or release of any person or entity liable on the Obligations, or any of them, or the Collateral is hereby consented to;

(ii)Pledgor agrees to pay prior to delinquency all taxes, charges, broker’s fees, liens, and assessments against the Collateral delivered by or for the account of Pledgor, and upon Pledgor’s failure to do so the Secured Party at its option may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same (all taxes relating to the Account and other Collateral shall at all times be the responsibility of Pledgor).  Such payment shall become part of the Obligations secured by this Security Agreement and shall be paid to the Secured Party by Pledgor immediately and without demand, with interest thereon at the highest rate of interest permitted by applicable law;

(iii)PLEDGOR AGREES TO INDEMNIFY AND SAVE AND HOLD SECURED PARTY HARMLESS FROM AND AGAINST ANY CLAIM OF ANY THIRD PERSON TO ANY COLLATERAL AND ANY CLAIM BY ANY OTHER PARTY OR ENTITY ARISING (INCLUDING, WITHOUT LIMITATION, A BANKRUPTCY TRUSTEE), DIRECTLY OR INDIRECTLY, AS A RESULT OF SECURED PARTY’S ENTERING INTO THIS SECURITY AGREEMENT AND/OR PURSUING ANY OF ITS RIGHTS AND REMEDIES HEREUNDER, PROVIDED THAT PLEDGOR SHALL HAVE NO OBLIGATION UNDER THIS PROVISION TO SECURED PARTY WITH RESPECT TO LIABILITIES OF OR CLAIMS AGAINST SECURED PARTY THAT ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NON-APPEALABLE JUDGMENT TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SECURED PARTY OR FROM THE BREACH BY SECURED PARTY OF ITS OBLIGATIONS UNDER THIS SECURITY AGREEMENT; AND

(iv)Pledgor will, at any time and from time to time, execute and deliver such further instruments, make such filings and take such further action as may reasonably be requested by Secured Party in order to cure any defects in the execution and delivery of, or to comply with or accomplish the covenants and agreements contained in, this Security Agreement or to preserve, perfect, or protect the security interests granted to Secured Party herein.

ARTICLE 6

MISCELLANEOUS

6.1Transfer of Obligations and Collateral.  Secured Party may transfer any or all of the Obligations, and upon any such transfer Secured Party may transfer any or all of the Collateral and shall be fully discharged thereafter from all liability with respect to the Collateral so transferred, and the transferee shall be vested with all rights, powers and remedies of Secured party hereunder with respect to Collateral so transferred; but with respect to any Collateral not so transferred Secured Party shall retain all rights, powers and remedies hereby given.  Secured Party may at any time deliver any or all of the Collateral to Pledgor whose receipt shall be a complete and full acquittance for the Collateral so delivered, and Secured Party shall thereafter be discharged from any liability therefor.

6.2Continuing Agreement.  This is a continuing Security Agreement and the grant of a security interest hereunder shall remain in full force and effect and all the rights, powers and remedies of Secured Party hereunder shall continue to exist until the Obligations are paid in full as the same become due and payable; and until Secured Party has no further obligation to advance monies to Pledgor under the documents and instruments governing the Loans or otherwise and until Secured Party, upon request of Pledgor, has executed a written termination statement, reassigned to Pledgor, without recourse, the Collateral and all rights conveyed hereby and returned possession of the Collateral to Pledgor.

6.3Cumulative Rights.  The rights, powers and remedies of Secured Party hereunder shall be in addition to all rights, powers and remedies given by statute or rule of law and are cumulative.  The exercise of any one or more of the rights, powers and remedies provided herein shall not be construed as a waiver of any other rights, powers and remedies of Secured Party.  Furthermore, regardless of whether or not the Uniform Commercial Code is in effect in the jurisdiction where such rights, powers and remedies are asserted, Secured Party shall have the rights, powers and remedies of a secured party under the Code.

6.4Exercise of Rights, Etc.  Time shall be of the essence for the performance of any act under this Security Agreement or the Obligations by Pledgor, but neither Secured Party’s acceptance of partial or delinquent payments nor any forbearance, failure or delay by Secured Party in exercising any right, power or remedy shall be deemed a waiver of any obligation of Pledgor or of any right, power or remedy of Secured Party or preclude any other or further exercise thereof; and no single or partial exercise of any right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy.

6.5Remedy and Waiver.  Secured Party may remedy any Default and may waive any default without waiving the Default remedied or waiving any prior or subsequent Default.

6.6Non-Judicial Remedies.  Secured Party may enforce its rights hereunder without prior judicial process or judicial hearing, and Pledgor expressly waives, renounces and knowingly relinquishes any and all legal rights which might otherwise require Secured Party to enforce its rights by judicial process.  In so providing for non-judicial remedies, Pledgor recognizes and concedes that such remedies are consistent with the usage of the trade, are responsive to commercial necessity, and are the result of bargaining at arm’s length.  Nothing herein is intended to prevent Secured Party or Pledgor from resorting to judicial process at either party’s option.

6.7Preservation of Liability.  Neither this Security Agreement nor the exercise by Secured Party of (or the failure to so exercise) any right, power or remedy conferred herein or by law shall be construed as relieving any person or entity liable on the Obligations (whether directly or by guaranty or otherwise) from liability on the Obligations and for any deficiency thereon.  Further, all covenants, agreements, representations, and warranties made and agreed to by Pledgor in this Security Agreement are made jointly and severally, whether or not specifically described herein.

6.8Notices.  Any notice or demand under this Security Agreement or in connection with this Security Agreement shall be in writing and shall be mailed, postage prepaid,

to the addresses set forth on the first page of this Security Agreement, but actual notice, however given or received, shall always be effective.

6.9Construction.  THIS SECURITY AGREEMENT HAS BEEN MADE IN AND THE CONVEYANCE, ASSIGNMENT, TRANSFER AND DELIVERY HAS BEEN MADE IN AND THE SECURITY INTEREST GRANTED HEREBY IS GRANTED IN AND EACH SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ALABAMA, AND OF THE UNITED STATES OF AMERICA, AS APPLICABLE, IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY, ENFORCEMENT AND PERFORMANCE.

6.10Amendment and Waiver.  This Security Agreement may not be amended, except in writing and signed by Pledgor and Secured Party.

6.11Invalidity.  If any provision of this Security Agreement is rendered or declared invalid, illegal or unenforceable by reason of any existing or subsequently enacted legislation or by a judicial decision which shall have become final, Pledgor and Secured Party shall promptly meet and negotiate substitute provisions for those rendered invalid, illegal or unenforceable, but all of the remaining provisions shall remain in full force and effect.

6.12Survival of Agreements.  All representations and warranties of Pledgor herein, and all covenants and agreements herein not fully performed before the effective date of this Security Agreement, shall survive such date.

6.13Successors and Assigns.  The covenants and agreements herein contained by or on behalf of Pledgor will bind Pledgor, Pledgor’s heirs, legal representatives, successors, and assigns and shall inure to the benefit of Secured Party and its successors and assigns.

6.14Titles of Articles, Sections and Subsections.  All titles or headings to articles, sections, subsections or other divisions of this Security Agreement are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such articles, sections, subsections or other divisions, such other content being controlling as to the agreement between the parties hereto.

6.15Counterparts.  This Security Agreement may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Security Agreement shall be binding on all whose signatures are affixed hereto.

6.16Final Agreement.  THIS SECURITY AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

6.17Sealed Instrument.  This Security Agreement is intended to take effect as a sealed instrument.

6.18Waiver of Trial by Jury.  PLEDGOR AND SECURED PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, WAIVE ANY RIGHTS THEY MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT, THE LOAN DOCUMENTS, THE OBLIGATIONS, ALL OTHER DOCUMENTS GIVEN TO EVIDENCE OR SECURE THE OBLIGATIONS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING OR STATEMENTS RELATED THERETO (WHETHER VERBAL OR WRITTEN).

[SIGNATURES APPEAR ON FOLLOWING PAGE.]

[SIGNATURE PAGE TO SECURITY AGREEMENT]

IN WITNESS WHEREOF, Pledgor has caused this Security Agreement to be duly executed as of the date first above written.

PLEDGOR:

ADTRAN, INC., a Delaware corporation

By:	/s/ Michael Foliano	[SEAL]

Name:	Michael Foliano

Title:	CFO

[Signatures continue on following page.]

[SIGNATURE PAGE TO SECURITY AGREEMENT (continued)]

IN WITNESS WHEREOF, Secured Party has caused this Security Agreement to be duly executed as of the date first above written.

SECURED PARTY:

CADENCE BANK, N.A.

By:	/s/ Brian Heslop	[SEAL]

Name:	Brian Heslop

Title:	Executive Vice President

[End of signatures.]

EXHIBIT “A”

Client Statement showing Pledged Securities